EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, a director of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to
200,000 additional shares of Common Stock of CH Energy Group, Inc., for a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 3rd day of Nov., 1999.

                                            /S/ JOHN E. MACK III          L.S.
                                        -------------------------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF DUTCHESS)

      On this _____ day of ______, 1999, before me personally came ______________, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                        _________________________________ L.S.

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
                                                                    EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, a director and Chairman of the Board, President and Chief Executive Officer, of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, STEVEN V. LANT, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to 200,000 additional shares of Common Stock of CH Energy Group, Inc., for a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 15th day of November, 1999.

                                                   /S/ PAUL J. GANCI       L.S.
                                               ---------------------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF DUTCHESS)

      On this 15th day of November, 1999, before me personally came Paul J. Ganci, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                  /s/ Beth Allen         L.S.
                                                ------------------

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


                                                                    EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer, Treasurer and Secretary, of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to 200,000 additional shares of Common Stock of CH Energy Group, Inc., for a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 15th day of November, 1999.

                                                   /S/ STEVEN V. LANT   L.S.
                                                 -----------------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF DUTCHESS)

      On this 15th day of November, 1999, before me personally came Steven V. Lant, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                   /s/ Beth Allen     L.S.
                                                 --------------------

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


                                                                    EXHIBIT 24

                              POWER OF ATTORNEY
                              -----------------

      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Controller of CH Energy Group, Inc., have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, STEVEN V. LANT, WILLIAM P. REILLY, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission a Registration Statement, on Form S-4, pursuant to the Securities Exchange Act of 1933, relating to 200,000 additional shares of Common Stock of CH Energy Group, Inc., for a proposed share exchange transaction with Central Hudson Gas & Electric Corporation, and any and all amendments to said Registration Statement and any and all other documents to be signed and filed in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 15th day of November, 1999.

                                                /S/ DONNA S. DOYLE   L.S.
                                             -----------------------
STATE OF NEW YORK )
                  : ss.:
COUNTY OF DUTCHESS)

      On this 15th day of November, 1999, before me personally came Donna S. Doyle, to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                                 /s/ Beth Allen        L.S.
                                               ------------------

U:\CORPSEC\ALLEN\DCHENER2.WPD